March 29, 2019

DBX ETF TRUST

Xtrackers International Real Estate ETF

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information dated February 22, 2019, as may be supplemented from time to time

Effective immediately, DBX Advisors LLC (the “Adviser”) has agreed to a fee waiver arrangement for the Fund.

Effective immediately. the following paragraph is added to the section of the Statement of Additional Information entitled “Investment Advisory, Administrative and Distribution Services—Investment Adviser”:

The Adviser has contractually agreed, until March 30, 2020, to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.10% of the Fund’s average daily net assets. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

Please retain this supplement for future reference.